Hartford Global Impact Fund
Schedule of Investments July 31, 2019 (Unaudited)

Hartford Global Impact Fund is a series of The Hartford Mutual Funds, Inc. (the “Company”). The Company is an open-end registered management investment company comprised of thirty-nine series as of July 31, 2019.

Hartford Global Impact Fund operates as a “feeder fund,’’ which means it invests all of its investable assets in the Global Impact Master Portfolio (the “Master Portfolio”). As of July 31, 2019, Hartford Global Impact Fund owned approximately 87.4% of the Master Portfolio. The Master Portfolio is a series of Hartford Funds Master Fund. Hartford Global Impact Fund has the same investment objective and limitations as the Master Portfolio in which it invests. Hartford Global Impact Fund does not buy investment securities directly. The Master Portfolio, on the other hand, invests directly in portfolio securities. Investment in the Master Portfolio is valued daily based on Hartford Global Impact Fund’s proportionate share of the Master Portfolio’s net assets, which is also valued daily. The Master Portfolio’s Schedule of Investments is included herein.

Valuation of the securities held by the Master Portfolio is discussed in the notes to the Master Portfolio’s Schedule of Investments.

Subsequent Event:

Effective October 4, 2019, the Hartford Global Impact Fund will no longer operate as a feeder fund in a master/feeder structure and will no longer seek to achieve its objective by investing all of its assets in shares of the Master Portfolio. As of October 4, 2019, the Hartford Global Impact Fund will invest directly in portfolio investments.

Global Impact Master Portfolio
Schedule of Investments July 31, 2019 (Unaudited)

Shares or Principal Amount		Market Value†
Common Stocks - 98.3%
	Australia - 1.9%
57,537	SEEK Ltd.	$819,128

	Bangladesh - 2.5%
270,435	GrameenPhone Ltd.	1,063,692

	Brazil - 7.2%
73,538	Hapvida Participacoes e Investimentos S.A.(1)	805,452
173,974	MRV Engenharia e Participacoes S.A.	924,494
10,548	Pagseguro Digital Ltd. Class A*	458,627
16,247	StoneCo Ltd. Class A*	568,808
41,600	YDUQS Part	373,886

		3,131,267

	Canada - 1.8%
21,686	Brookfield Renewable Partners L.P.(2)	776,542

	China - 2.2%
3,556,792	Huaneng Renewables Corp. Ltd. Class H	966,719

	Denmark - 1.1%
5,907	Vestas Wind Systems A/S	484,738

	France - 4.2%
19,455	Nexity S.A.	934,101
23,891	Suez	351,221
21,845	Veolia Environnement S.A.	551,277

		1,836,599

	Germany - 3.1%
5,684	LEG Immobilien AG	655,485
13,812	Vonovia SE	674,362

		1,329,847

	India - 5.9%
244,362	Bharti Infratel Ltd.	870,316
60,794	Indiabulls Housing Finance Ltd.	469,832
17,851	IndusInd Bank Ltd.	365,040
60,827	Shriram Transport Finance Co., Ltd.	853,598

		2,558,786

	Japan - 2.4%
27,174	Katitas Co., Ltd.	1,043,200

	Kenya - 2.3%
3,848,715	Safaricom plc	1,013,501

	Luxembourg - 2.4%
19,930	Millicom International Cellular S.A.	1,023,897

	Morocco - 0.9%
123,233	PureCircle Ltd.*	398,637

	Netherlands - 6.3%
26,554	Basic-Fit N.V.*(1)	839,236
17,402	Corbion N.V.	568,674
19,657	Koninklijke Philips N.V.	922,123
13,980	Signify N.V.(1)	379,932

		2,709,965

	South Africa - 2.0%
105,317	Vodacom Group Ltd.	860,871

	South Korea - 1.8%
3,671	Samsung SDI Co., Ltd.	764,494

	Spain - 0.7%
2,712	Acciona S.A.	288,771

	Switzerland - 2.2%
11,874	Landis+Gyr Group AG*	959,562

	United Kingdom - 4.5%
25,105	Genus plc	805,902

Global Impact Master Portfolio
Schedule of Investments – (continued) July 31, 2019 (Unaudited)

19,000	Hikma Pharmaceuticals plc		$423,878
139,465	Sophos Group plc(1)		736,256

			1,966,036

	United States - 42.9%
29,032	Advanced Drainage Systems, Inc.		956,024
12,094	Agilent Technologies, Inc.		839,445
18,926	Avangrid, Inc.		956,709
11,742	Blackbaud, Inc.		1,068,522
8,811	Boston Properties, Inc. REIT		1,171,422
58,383	Covanta Holding Corp.		1,005,355
5,017	Danaher Corp.		704,889
14,588	First Solar, Inc.*		940,780
19,583	Instructure, Inc.*		777,249
12,345	Invitae Corp.*		331,957
20,037	Itron, Inc.*		1,242,294
20,615	Johnson Controls International plc		874,901
82,150	Laureate Education, Inc. Class A*		1,346,438
67,951	Nuance Communications, Inc.*		1,130,705
35,257	Pattern Energy Group, Inc. Class A		808,443
7,561	Rapid7, Inc.*		458,575
7,180	Square, Inc. Class A*		577,344
6,227	Sun Communities, Inc. REIT		827,008
2,779	Ubiquiti Networks, Inc.(2)		357,741
7,305	Watts Water Technologies, Inc. Class A		678,123
11,470	Xylem, Inc.		920,926
5,424	Zoetis, Inc.		623,163

			18,598,013

	Total Common Stocks (cost $39,661,455)		$42,594,265

Short-Term Investments - 3.4%
	Other Investment Pools & Funds - 3.1%
1,309,476	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.25%(3)		1,309,476

	Securities Lending Collateral - 0.3%
6,800	Citibank NA DDCA, 2.37%, 8/1/2019(3)		6,800
77,134	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 2.23%(3)		77,134
11,339	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 2.21%(3)		11,339
10,799	Invesco Government & Agency Portfolio, Institutional Class, 2.23%(3)		10,799
27,516	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.25%(3)		27,516
2,411	Western Asset Institutional Government Class A Fund, Institutional Class, 2.19%(3)		2,411

			135,999

	Total Short-Term Investments (cost $1,445,475)		$1,445,475

	Total Investments (cost $41,106,930)	101.7%	$44,039,740
	Other Assets and Liabilities	(1.7)%	(718,715)

	Total Net Assets	100.0%	$43,321,025

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

For Fund compliance purposes, the Master Portfolio may not use the same classification system. These classifications are used for financial reporting purposes.

*	Non-income producing.

Global Impact Master Portfolio
Schedule of Investments – (continued) July 31, 2019 (Unaudited)

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At July 31, 2019, the aggregate value of these securities was $2,760,876, representing 6.4% of net assets.

(2)	Represents entire or partial securities on loan. See Note 2 in the accompanying Notes to the Schedule of Investments for securities lending information.
(3)	Current yield as of period end.

		Foreign Currency Contracts Outstanding at July 31, 2019
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
5,685,000	BRL	1,500,000	USD	SCB	08/02/19	$—	$(10,569)
5,685,000	BRL	1,510,000	USD	MSC	08/02/19	—	(20,569)
1,510,000	USD	5,685,000	BRL	SCB	08/02/19	20,569	—
1,471,388	USD	5,685,000	BRL	MSC	08/02/19	—	(18,043)
1,496,328	USD	5,685,000	BRL	SCB	09/04/19	10,345	—
1,631,801	USD	112,990,000	INR	SCB	08/30/19	—	(5,617)
Total						$30,914	$(54,798)

†	For information regarding the Fund’s significant accounting policies, please refer to the Fund’s most recent shareholder report.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
MSC	Morgan Stanley
SCB	Standard Chartered Bank

Currency Abbreviations:
BRL	Brazilian Real
INR	Indian Rupee
USD	United States Dollar

Other Abbreviations:
DDCA	Dollars on Deposit in Custody Account
REIT	Real Estate Investment Trust

Global Impact Master Portfolio
Schedule of Investments July 31, 2019 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2019 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)

Assets
Common Stocks
Australia	$819,128	$—	$819,128	$—
Bangladesh	1,063,692	1,063,692	—	—
Brazil	3,131,267	3,131,267	—	—
Canada	776,542	776,542	—	—
China	966,719	—	966,719	—
Denmark	484,738	—	484,738	—
France	1,836,599	351,221	1,485,378	—
Germany	1,329,847	—	1,329,847	—
India	2,558,786	—	2,558,786	—
Japan	1,043,200	—	1,043,200	—
Kenya	1,013,501	1,013,501	—	—
Luxembourg	1,023,897	—	1,023,897	—
Morocco	398,637	398,637	—	—
Netherlands	2,709,965	1,787,842	922,123	—
South Africa	860,871	—	860,871	—
South Korea	764,494	—	764,494	—
Spain	288,771	—	288,771	—
Switzerland	959,562	—	959,562	—
United Kingdom	1,966,036	—	1,966,036	—
United States	18,598,013	18,598,013	—	—
Short-Term Investments	1,445,475	1,445,475	—	—
Foreign Currency Contracts(2)	30,914	—	30,914	—

Total	$44,070,654	$28,566,190	$15,504,464	$—

Liabilities
Foreign Currency Contracts(2)	$(54,798)	$—	$(54,798)	$—

Total	$(54,798)	$—	$(54,798)	$—

(1) For the period ended July 31, 2019, there were no transfers in and out of Level 3.

(2) Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

Global Impact Master Portfolio
Schedule of Investments July 31, 2019 (Unaudited)

Hartford Funds Master Fund (the “Trust”)

Notes to the Schedule of Investments

1. Investment Valuation and Fair Value Measurements:

All investments are valued as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”), although the Master Portfolio may deviate from this calculation time under unusual or unexpected circumstances. For purposes of calculating the net asset value (“NAV”) of the Master Portfolio, portfolio securities and other assets held in the Master Portfolio’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of official close price or last reported trade price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers (including evaluated prices), or independent pricing services. Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions.

If market prices are not readily available or are deemed unreliable, the Master Portfolio will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board of the Trustees of the Trust (the “Board of Trustees”) (“Valuation Procedures”). Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Master Portfolio’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. Fair value pricing is subjective in nature and the use of fair value pricing by the Master Portfolio may cause its NAV to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that the Master Portfolio could obtain the fair value assigned to an investment if the Master Portfolio were to sell the investment at approximately the time at which the Master Portfolio determines its NAV.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Master Portfolio. The value of the foreign securities or other instruments in which the Master Portfolio invests may change on days when a shareholder will not be able to purchase or redeem shares of the Master Portfolio.

Fixed income investments (other than short-term obligations) held by the Master Portfolio are normally valued at prices supplied by independent pricing services in accordance with the Valuation Procedures. Short-term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange-traded derivatives, such as options, futures and options on futures, are valued at the last sale price determined by the exchange where such instruments principally trade as of the close of such exchange (“Exchange Close”). If a last sale price is not available, the value will be the mean of the most recently quoted bid and ask prices as of the Exchange Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the most recently quoted bid price as of the Exchange Close. Over-the-counter derivatives are normally valued based on prices supplied by independent pricing services in accordance with the Valuation Procedures.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Master Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Master Portfolio.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds, if any, are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Shares of investment companies listed and traded on an exchange are valued in the same manner as any exchange-listed equity security. Such open-end mutual funds and listed investment companies may use fair value pricing as disclosed in their prospectuses.

Global Impact Master Portfolio
Schedule of Investments – (continued) July 31, 2019 (Unaudited)

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with the Valuation Procedures.

U.S. GAAP defines fair value as the price that the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Master Portfolio’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable.

These levels are:

• Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

• Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

• Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Trustees has delegated the day-to-day responsibility for implementing the Valuation Procedures to the Valuation Committee. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Master Portfolio’s sub-advisers, as applicable, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Board of Trustees.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Fair Valuation Summary and the Level 3 roll-forward reconciliation, if applicable, which follows the Master Portfolio’s Schedule of Investments.

For information regarding the Master Portfolio’s other significant accounting policies, please refer to the Master Portfolio’s most recent Shareholder Report.

2. Securities Lending:

The Master Portfolio may lend portfolio securities to certain borrowers in U.S. and non-U.S. markets in an amount not to exceed one third (33 1/3%) of the value of its total assets. If the Master Portfolio security is on loan, under the lending agreement, the borrower is required to deposit cash or liquid securities as collateral at least equal to 100% of the market value of the loaned securities; cash collateral is invested for the benefit of the Master Portfolio by the Master Portfolio’s lending agent pursuant to collateral investment guidelines. The collateral is marked to market daily, in an amount at least equal to the current market value of the securities loaned.

The Master Portfolio is subject to certain risks while its securities are on loan, including the following: (i) the risk that the borrower defaults on the loan and the collateral is inadequate to cover the Master Portfolio’s loss; (ii) the risk that the earnings on the collateral invested are not sufficient to pay fees incurred in connection with the loan; (iii) the risk that the principal value of the collateral invested may decline; (iv) the risk that the borrower may use the loaned securities to cover a short sale, which may in turn place downward pressure on the market prices of the loaned securities; (v) the risk that return of loaned securities could be delayed and interfere with portfolio management decisions; and (vi) the risk

Global Impact Master Portfolio
Schedule of Investments – (continued) July 31, 2019 (Unaudited)

that any efforts to restrict the securities for purposes of voting may not be effective. These events could also trigger adverse tax consequences for the Master Portfolio.

At July 31, 2019, the Master Portfolio had securities on loan at market value, cash collateral and non-cash collateral as follows:

Market Value of Securities on Loan(1)	Cash Collateral	Non - Cash Collateral(2) (3)

$ 758,960	$ 135,999	$ 671,698

(1)

It is the Master Portfolio’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract.

(2)	These securities are held for the benefit of the Master Portfolio at the Master Portfolio’s custodian. The Master Portfolio cannot repledge or resell this collateral.
(3)	U.S. Government securities.

    3. Secured Borrowings:

The following tables reflect a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of July 31, 2019.

Global Impact Master Portfolio	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total

Securities Lending Transactions(1)
Common Stocks	$135,999	$—	$—	$—	$135,999

Total Borrowings	$135,999	$—	$—	$—	$135,999

Gross amount of recognized liabilities for securities lending transactions					$135,999

(1)     Amount represents the payable for cash collateral received on securities on loan. This will generally be in the “Overnight and Continuous” column as the securities are typically callable on demand.